UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  June 28, 2018
California Republic Auto Receivables Trust 2018-1
(Exact name of Issuing Entity as specified in its charter)
 Central Index Key Number of Issuing Entity:  0001741276
California Republic Funding, LLC
(Exact name of Depositor as specified in its charter)
 Central Index Key Number of Depositor:  0001561326
Mechanics Bank
(Exact name of Sponsor as specified in its charter)
 Central Index Key Number of Sponsor:  0001603949
State of Delaware	333-207639-04	38-7155373
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1111 Civic Drive, Suite 390 Walnut Creek, California	94596
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (925) 482-8000
18400 Von Karman, Suite 1100, Irvine, California 92612
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations
Item 1.01. Entry into a Material Definitive Agreement.
In connection with the issuance by California Republic Auto Receivables Trust 2018-1 (the "Issuer") of the asset-backed securities (the "Notes") described in the Prospectus, dated June 20, 2018, which was filed with the Securities and Exchange Commission pursuant to its Rule 424(b)(2) by California Republic Funding, LLC (the "Depositor"), the Depositor and/or the Issuer have entered into the agreements listed in Item 9.01(d) below (such agreements, the "Transaction Documents").  The Transaction Documents are described more fully in the Prospectus.

This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes, the forms of which were filed as exhibits to the Registration Statement.
Section 9 — Financial Statements and Exhibits
Item 9.01.  Financial Statements and Exhibits.
(a)   Not applicable.
(b)   Not applicable.
(c)   Not applicable.
(d)   Exhibits:
1.1	Underwriting Agreement, dated June 20, 2018, between the Depositor, Mechanics Bank ("Mechanics Bank") and Credit Suisse Securities (USA) LLC, as representative of the underwriters.
4.1	Second Amended and Restated Trust Agreement, dated as of June 1, 2018, between the Depositor and Wilmington Trust, National Association, as owner trustee (the "Owner Trustee").
4.2	Indenture, dated as of June 1, 2018, between the Issuer and U.S. Bank National Association, as indenture trustee (the "Indenture Trustee").
10.1	Sale and Servicing Agreement, dated as of June 1, 2018, among the Issuer, the Depositor, Mechanics Bank, as seller, servicer, administrator and custodian and the Indenture Trustee.
10.2	Administration Agreement, dated as of June 1, 2018, among the Issuer, Mechanics Bank, as administrator, the Owner Trustee and the Indenture Trustee.
10.3	Receivables Purchase Agreement, dated as of June 1, 2018, between Mechanics Bank, as seller, and the Depositor, as purchaser.
10.4	Asset Representations Review Agreement, dated as of June 1, 2018, among the Issuer, Mechanics Bank, as servicer, and Center Street Finance, LP, as asset representations reviewer.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
CALIFORNIA REPUBLIC FUNDING, LLC, as Depositor

By:	/s/ John DeCero
John DeCero
Manager

Date:  June 28, 2018

EXHIBIT INDEX
Exhibit No.	Description
1.1	Underwriting Agreement, dated June 20, 2018, between California Republic Funding, LLC, Mechanics Bank and Credit Suisse Securities (USA) LLC, as representative of the underwriters.
4.1	Second Amended and Restated Trust Agreement, dated as of June 1, 2018, between California Republic Funding, LLC and Wilmington Trust, National Association, as owner trustee.
4.2	Indenture, dated as of June 1, 2018, between California Republic Auto Receivables Trust 2018-1 and U.S. Bank National Association, as indenture trustee.
10.1
Sale and Servicing Agreement, dated as of June 1, 2018, among California Republic Auto Receivables Trust 2018-1, California Republic Funding, LLC, Mechanics Bank, as seller, servicer, administrator and custodian and U.S. Bank National Association.

10.2
Administration Agreement, dated as of June 1, 2018, among California Republic Auto Receivables Trust 2018-1, Mechanics Bank, as administrator, Wilmington Trust, National Association and U.S. Bank National Association.

10.3	Receivables Purchase Agreement, dated as of June 1, 2018, between Mechanics Bank, as seller, and California Republic Funding, LLC, as purchaser.
10.4
Asset Representations Review Agreement, dated as of June 1, 2018, among California Republic Auto Receivables Trust 2018-1, Mechanics Bank, as servicer, and Center Street Finance, LP, as asset representations reviewer.